Marketable Securities:	12 Months Ended
Dec. 31, 2015
Marketable Securities: [Abstract]
Marketable Securities:

Note 6.      Marketable Securities:

	December 31,	December 31,
	2015	2014
Fair value at beginning of year	$175,541	$318,442
Impairment loss	(46,629)	(162,479)
Increase in market value	52,074	19,578
Fair value at balance sheet date	$180,986	$175,541

Our marketable securities are classified as available-for-sale and are recorded at fair value with gains and losses recorded within other comprehensive income until realized or impaired. Realized gains and losses are based on the average cost of the shares held at the date of disposition. As of December 31, 2015 and 2014, marketable securities had a cost basis of $111,908 and $158,537, respectively.